SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Under the section titled “Fund Expenses and Expense Example” at page 25 the following sentence is added:

The Advisor has voluntarily agreed to reduce its investment advisory fee or pay the operating expenses of the Core Fixed Income Fund to reduce annual fund operating expenses to 0.78% through August 1, 2007.

February 1, 2007

TCW np 2/2007